LEGG MASON GLOBAL INCOME TRUST
                   (a series of Legg Mason Global Trust, Inc.)

                 Supplement to the Prospectus dated May 1, 2007

         The Board of Directors of Legg Mason Global Trust, Inc. ("Board") has approved an Agreement and Plan of Reorganization ("Plan") with respect to its series, Legg Mason Global Income Trust ("Global Income Trust"). Under the Plan, Global Income Trust would transfer all of its assets and liabilities to Legg Mason Partners Global Income Fund ("LMP Global Income Fund"), a newly-organized series of Legg Mason Partners Income Trust. The investment manager and a co-principal underwriter of LMP Global Income Fund are affiliates of the investment manager and the principal underwriter of Global Income Trust.

         The Plan is subject to the approval of shareholders of Global Income Trust. If the Plan is approved, shareholders of Global Income Trust will become shareholders of LMP Global Income Fund. The Plan provides for Primary Class shareholders of Global Income Trust to receive Class A shares of LMP Global Income Fund equal in aggregate value to their Global Income Trust shares on the date of the reorganization. Global Income Trust would cease operations shortly thereafter. Under the Plan, the board of either fund may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of the board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

         A shareholder meeting date of September 10, 2007 has been set for shareholders of record of Global Income Trust as of July 2, 2007 to vote on the Plan. If the Plan is approved, it is anticipated that the proposed reorganization will be consummated by the end of September 2007. It is expected that additional details about the proposed reorganization will be sent to shareholders of Global Income Trust along with proxy materials on or about July 16, 2007. Please read the proxy materials carefully, as they contain a fuller description of the Plan, the proposed reorganization, and LMP Global Income Fund.

         To facilitate the reorganization, the Board approved a change to the procedures for valuing Global Income Trust's fixed-income securities so that such securities will be valued at the mean of last closing bid and asked prices. The new method of valuation will be used by LMP Global Income Fund and the change will ensure that shareholders of Global Income Trust receive full value for their fund shares upon completion of the reorganization. The change in valuation procedure is scheduled to take effect immediately prior to the consummation of the proposed reorganization and is expected to have a very small effect on the NAV of Global Income Trust.

         You may continue to buy and redeem shares of Global Income Trust prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of shares of Global Income Trust are expected to be suspended approximately five days prior to the consummation of the proposed reorganization.

         To facilitate the proposed reorganization of Global Income Trust into LMP Global Income Fund, the Board of Directors of Legg Mason Global Trust, Inc. has approved the appointment of PFPC, Inc. ("PFPC") as Global Income Trust's transfer agent. This change in transfer agent is scheduled to take effect at the close of business on or about August 17, 2007. Coinciding with this change in transfer agent, the following shareholder services will be revised as outlined in items A through E below:


         A.       Exchange Privilege:

                  Beginning August 20, 2007, shareholders of Global Income Trust can exchange their fund shares only for shares of Legg Mason Core Bond Fund.

                  If Global Income Trust reorganizes into LMP Global Income Fund you will have the same exchange privileges as other Class A shareholders of LMP Global Income Fund. If the proposed reorganization is approved by shareholders, it is anticipated that the proposed reorganization will be consummated by the end of September 2007.

         B.       Purchase, Redemption and Exchange of Shares:

                  The following information is applicable only to those shareholders who hold their fund shares directly with Global Income Trust ("Direct Investors"). If you hold your fund shares through a financial intermediary, you should continue to contact that intermediary to initiate your purchase, redemption and exchange orders.

                  By Mail:
                  Beginning August 20, 2007, Direct Investors who wish to purchase, redeem or exchange fund shares through the mail, should send their orders to PFPC at one of the following addresses:

           Regular Mail:                                Overnight Mail:
           PFPC, Inc.                                   PFPC, Inc.
           Attn: Legg Mason Funds                       Attn: Legg Mason Funds
           P.O. Box 9699                                101 Sabin Street
           Providence, RI 02940-9699                    Pawtucket, RI 02860-1427


                  Internet, TeleFund and Future First(R) Systematic Investment
                  Plan: Beginning August 20, 2007, Direct Investors may no longer purchase or redeem their shares through the Internet or TeleFund, the automated telephone account management service.

                  Beginning August 20, 2007, purchase, redemption and exchange orders received from Direct Investors by Boston Financial Data Services ("BFDS") through the mail, or by any other means, will be forwarded to PFPC, a process that may take five days or longer. Beginning August 20, 2007, BFDS will have no ability to process purchase, redeem or exchange orders for Global Income Trust. Therefore, purchase, redemption and exchange orders sent to BFDS will not be processed until received by PFPC. Once received by PFPC, all trade orders in proper form will be processed at Global Income Trust's net asset value as set forth in the Prospectus.

                  For purchase orders for shares of LMP Global Income Fund, PFPC will accept checks made payable to Legg Mason, Legg Mason Funds or Global Income Trust for 30 days following the consummation of the proposed reorganization. After this 30-day period expires, such checks will be returned to the investor and the purchase orders will not be processed.


         C.       Purchase Orders by Wire Transfer:

                  Beginning August 20, 2007, Direct Investors who wish to purchase additional shares by wire transfer should wire federal funds to:

                                    PNC Bank
                                 Pittsburgh, PA
                                ABA No: 031000053
                           Account Number: 8606904975
                    Attn: [Name of Fund and Class of Shares]
                         [Legg Mason Fund Account Name]
                        [Legg Mason Fund Account Number]

                  Prior to wiring federal funds, Direct Investors must first telephone Global Income Trust at 1-800-822-5544 to receive instructions for wire transfer.


         D.       Account Registration Changes:

                  Beginning August 20, 2007, Direct Investors who would like to make changes in registration or account privileges (including how communications are sent to your household), should send their correspondence (including the account number and a signature guarantee) to:

                                   PFPC, Inc.
                             Attn: Legg Mason Funds
                                  P.O. Box 9699
                            Providence, RI 02940-9699

         E.       Additional Information:

                  Shareholders who hold their fund shares through a financial intermediary should contact that intermediary to request a copy of Global Income Trust's Statement of Additional Information ("SAI") or any reports to shareholders, or to obtain more information about the fund.

                  Beginning August 20, 2007, Direct Investors who would like to request the SAI or any reports to shareholders, or obtain more information about the fund should contact:

                                   PFPC, Inc.
                             Attn: Legg Mason Funds
                                  P.O. Box 9699
                            Providence, RI 02940-9699
                                 1-800-822-5544
                             www.leggmasonfunds.com

If you have any questions concerning the proposed reorganization, please feel free to contact Global Income Trust at 1-800-822-5544.

You should retain this supplement with your prospectus for future reference.

                     This supplement is dated June 8, 2007.

LMF-371
SKU# 539909